UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sezzle Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

251 1st Ave N, Suite 200, Minneapolis, MN 55401
NOTICE OF THE 2022 ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 31, 2022 [US] / JUNE 1, 2022 [AU]

TO THE STOCKHOLDERS OF SEZZLE INC.:
Please take notice that the annual general meeting of stockholders (the “Annual Meeting” or “AGM”) of Sezzle Inc. (the “Company”) will be held on Tuesday, May 31, 2022 at 7:30pm (US Central Daylight Time) [Wednesday, June 1, 2022 at 10:30am (Australian Eastern Standard Time)], via virtual meeting conducted exclusively online via live webcast at meetnow.global/MZ474MF, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.      The election of six directors named in the Proxy Statement to serve until their successors are duly elected and qualified;
2.      An advisory vote to approve the compensation of our executive officers as disclosed in the Proxy Statement (“say-on-pay”);
3.      An advisory vote on the frequency of future advisory votes on executive compensation;
4.      The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending 2022; and
5.      The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.
Pursuant to due action of the Board of Directors, stockholders of record on Friday, April 22, 2022 at 7:30pm (US Central Daylight Time) [Saturday, April 23, 2022 at 10:30am (Australian Eastern Standard Time)] will be entitled to vote at the Annual Meeting or any adjournments thereof.
This Notice is accompanied by a Proxy Statement, Explanatory Notes, a Proxy Form and CDI Voting Instruction Form, which all form part of this Notice.
Terms and abbreviations used in this Notice, including the Proxy Form and CDI Voting Instruction Form are defined in Schedule One of the Explanatory Notes.
The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, each of which is included with this Notice, are also available to you on the Internet. To view the proxy materials on the Internet, visit investors.sezzle.com.
We encourage you to review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors
/s/ Charles Youakim
Charles Youakim
Chief Executive Officer
April 29, 2022

IMPORTANT INFORMATION

Record Date
You are entitled to notice of, and to vote at, the Meeting (and any adjournment or postponement thereof) if you were a Stockholder on Friday, April 22, 2022 at 7:30pm (US Central Daylight Time) [Saturday, April 23, 2022 at 10:30am (Australian Eastern Standard Time)] (the Record Date).
Voting by Proxy
Whether or not you plan to participate in the virtual Meeting, you can ensure that your Shares are represented at the Meeting by promptly completing, signing and returning the Proxy Form or voting and submitting your Proxy Form online, in each case in accordance with the instructions on the Proxy Form, as soon as possible. If you later decide to participate in the virtual Meeting, you may withdraw your proxy and vote in person.
Holders of CDIs as at the Record Date are entitled to receive notice of, and to attend, the Meeting or any adjournment or postponement of the Meeting and may instruct the Company’s CDI depositary, CHESS Depositary Nominees Pty Ltd (CDN) or some other entity, including themselves or the Chairman, as proxy of CDN, to vote the Common Stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or online. Doing so permits CDI holders to instruct CDN or another designated proxy to vote on their behalf in accordance with their written instructions.
Forward Looking Statements
This Notice and the Proxy Statement and accompanying materials may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and include statistical data, market data and other industry data and forecasts, which we obtained from market research, publicly available information and independent industry publications and reports that we believe to be reliable sources. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “expect,” “estimate,” “may,” “might,” “will,” “could,” “can,” “shall,” “should,” “would,” “leading,” “objective,” “intend,” “contemplate,” “design,” “predict,” “potential,” “plan,” “target” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties, and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC.
The Company expressly disclaims any obligation to update or alter any statements as a result of new information, future events or otherwise, except as required by law. While the Company believes that the expectations reflected in the forward-looking statements are reasonable, neither the Company nor any other person gives any representation, assurance or guarantee that the occurrence of an event expressed or implied in any forward-looking statements in this Notice and its accompanying documents will actually occur.
Disclaimer
No person is authorised to give any information or make any representation in connection with the subject matter of an item which is not contained in this Notice or its accompanying documents. Any information which is not contained in this Notice or accompanying documents may not be relied on as having been authorised by the Company or the Board.
Responsibility for information
The information contained in this Notice and its accompanying documents has been prepared by the Company and is the responsibility of the Company. A copy of the Notice and its accompanying documents has been provided to ASX. Neither ASX nor any of its officers take any responsibility for the contents of the Notice or the accompanying documents.

Electronic copy
An electronic copy of this Notice and accompanying documents is available on the ASX website and also on the Company’s website at sezzle.com.
Virtual Meeting
Due to the ongoing coronavirus (COVID-19) pandemic, this year’s AGM will be conducted virtually using an online meeting platform accessible at meetnow.global/MZ474MF.
Stockholders will not be able to attend the Meeting in person. Stockholders, proxyholders, attorneys and authorised corporate representatives must log into the online AGM platform to participate in the Meeting. By participating in the AGM online, you will be able to:
•hear the Meeting discussion and view presentation slides;
•submit written questions while the Meeting is progressing; and
•vote during the Meeting.
We recommend logging into the online platform at least 15 minutes prior to the scheduled start time for the Meeting using the instructions below:
Access: Once the webpage above has loaded into your web browser, click “JOIN MEETING NOW.” Then select Shareholder on the login screen and enter your Control Number, or if you are an appointed proxy, select Invitation and enter your Invite Code.

If you have trouble logging in, contact the virtual hosting company using the telephone number provided at the bottom of the screen.

Important Notice for Non-Registered Holders: Non-registered holders (shareholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the meeting. Non-registered holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the meeting to appoint and register themselves as proxy, otherwise you will be required to login as a guest.

If you are a guest: Select Guest on the login screen. As a guest, you will be prompted to enter your name and email address. Please note, guests will not be able to ask questions or vote at the meeting.
Online voting will be open between the commencement of the Meeting and the time at which the Chairman announces voting closure.
You may still attend the Meeting virtually if you have completed a Proxy Form, but in that case, you will not vote direct; rather, the person you have appointed as proxy will cast your vote on your behalf.
Stockholders are also encouraged to submit any questions in advance of the Meeting to the Company. Questions must be submitted in writing to the Company by email to jclyne@clynecorporate.com.au at least 48 hours prior to the Meeting.
Stockholders will also have the opportunity to submit written questions during the Meeting in respect to the formal items of business, however it would be preferable for questions to be submitted to the Company in advance of the Meeting. In order to ask a question during the Meeting, please follow the instructions from the Chair.
The Chair will attempt to respond to the questions during the Meeting. Stockholders are limited to a maximum of two questions each (including any questions submitted in advance of the Meeting).

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, direct your broker, bank or nominee or our CDI depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote) your shares over the telephone, via the Internet or by marking, signing, dating and returning the enclosed proxy card or applicable voting instruction form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that beneficial owners and CDI holders may only instruct their broker, bank or nominee or CDN to vote on their behalf by following the instructions on the enclosed applicable voting instruction form. Beneficial owners and CDI holders may not vote in person at the Meeting unless a valid proxy has been obtained from their broker, bank or nominee or CDN, as the case may be, with respect to their ownership interests.

SEZZLE INC.

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 31, 2022 [US time] / JUNE 1, 2022 [AU time]

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

The Board of Sezzle Inc. (Sezzle or the Company) is soliciting proxies for use at the annual meeting of stockholders of the Company (Meeting) to be held by virtual technology at 7:30 p.m. (Minneapolis time) on Tuesday, 31 May 2022 [10:30 a.m. (Sydney time) on Wednesday, 1 June 2022], and any adjournment or postponement of the Meeting. This Proxy Statement accompanies the Notice and has been prepared to assist Stockholders in determining how to vote on the Items of business at the Meeting. This Proxy Statement is intended to be read in conjunction with the Notice and the Explanatory Notes. If you were a Stockholder as of Friday, April 22, 2022 at 7:30pm (US Central Daylight Time) [Saturday, April 23, 2022 at 10:30am (Australian Eastern Standard Time)], you are invited to attend the Meeting and vote on the Items of business as contained in the Notice and as described below. Those persons holding CDIs as of Friday, April 22, 2022 at 7:30pm (US Central Daylight Time) [Saturday, April 23, 2022 at 10:30am (Australian Eastern Standard Time)] are entitled to receive notice of and to attend the Meeting and may instruct CHESS Depositary Nominees Pty Ltd (CDN) or other entity, including themselves or the Chairman as proxy of CDN, to vote at the Meeting by following the instructions on the CDI Voting Instruction Form.
What is the purpose of the Meeting?
At the Meeting, Stockholders are invited to act upon the Items of business outlined in the Notice. The Items outlined in the Notice are:

2022 Annual Meeting of stockholders
Item 1 -	Reports for the year ended 31 December 2021 (no vote)
Item 2 -	Re-Election of Charlie Youakim
Item 3 -	Re-Election of Paul Victor Paradis
Item 4 -	Re-Election of Kathleen Pierce-Gilmore
Item 5 -	Re-Election of Paul Purcell
Item 6 -	Re-Election of Paul Alan Lahiff
Item 7 -	Re-Election of Michael Cutter
Item 8 -	Ratification of Independent Accounting Firm Selection
Item 9 -	Advisory Vote on Executive Compensation
Item 10 -	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
A detailed explanation of each proposed Item, including the proposed text of the applicable resolution and reasons for why approval is being sought by the Company, are contained in the Explanatory Notes.

Who is entitled to vote at the Meeting?
If you were a Stockholder, either as a Stockholder of Record or as the beneficial owner of Common Stock, at the Record Date, you may vote your Shares at the Meeting.
As of the Record Date, there were 206,902,974 Common Stock outstanding (equivalent to 200,660,802 CDIs and 6,242,172 unconverted shares), all of which were entitled to vote with respect to the items of business at the Meeting. Each holder of Common Stock has one vote for each Common Stock held at the Record Date. Each CDI holder is entitled to direct CDN to vote one Common Stock for every CDI held by the CDI holder.
How can I attend the Meeting?
All of our Stockholders and CDI holders are invited to attend the meeting.
Holders can watch and participate in the meeting virtually via the online platform by visiting meetnow.global/MZ474MF.

Access: Once the webpage above has loaded into your web browser, click “JOIN MEETING NOW.” Then select Shareholder on the login screen and enter your Control Number, or if you are an appointed proxy, select Invitation and enter your Invite Code.

If you have trouble logging in, contact the virtual hosting company using the telephone number provided at the bottom of the screen.

Important Notice for Non-Registered Holders: Non-registered holders (shareholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the meeting. Non-registered holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the meeting to appoint and register themselves as proxy, otherwise you will be required to login as a guest.

If you are a guest: Select Guest on the login screen. As a guest, you will be prompted to enter your name and email address. Please note, guests will not be able to ask questions or vote at the meeting.
Please refer any additional questions about logging in and participating in the meeting to the Company’s Australian Company Secretary, Justin Clyne at jclyne@clynecorporate.com.au.
How many Shares must be present to hold the Meeting?
In accordance with the By-laws and Certificate of Incorporation, the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote (whether unconverted or represented by CDIs) must be present at the Meeting in order to hold the Meeting and conduct business. Shares are counted as present at the Meeting if:
(a)you are a Stockholder of Record and either:
(i)you are present and vote in person at the meeting; or
(ii)you have properly and timely submitted your proxy as prescribed in the Proxy Form; or
(b)you are a CDI holder and you have properly and timely submitted your CDI Voting Instruction Form.
What is the difference between a Stockholder of Record and a Street Name Holder?
If you own Shares registered directly in your name with our U.S. share registrar, Computershare Investor Services Pty Limited, you are considered the Stockholder of Record with respect to those Shares. As a Stockholder of Record, you have the right to grant your voting proxy directly to the company or to vote in person at the Annual Meeting.

If your Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the Stockholder of Record with respect to those Shares, while you are considered the beneficial owner of those Shares. In that case, your Shares are said to be held in "street name" and this notice was forwarded to you by that organisation. Street Name Holders generally cannot vote their Shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their Shares using the method described below under the section of this Proxy Statement titled ‘How do I vote my Common Stock?. Since a Street Name Holder is not the Stockholder of Record, you may not vote your Shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your Shares giving you the right to vote the Shares at the meeting.
CDN is the Stockholder of Record for all Shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by using the method described under the section of this Proxy Statement titled ‘How do I vote my CDIs?.
How do I vote my Common Stock?
If you are a Stockholder of Record, there are three ways to vote:
(a)by completing, signing and returning the Proxy Form in accordance with its instructions;
(b)in person via the webcast at the Meeting; or
(c)online in accordance with the instructions on the Proxy Form.
Valid proxies must be received by the Share Registry no later than 7:30pm (Minnesota time) on Sunday 29 May 2022 [10:30am (Sydney time) on Monday 30 May 2022].
If you hold your Common Stock as a Street Name Holder, you must vote your Common Stock in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for Stockholders of Record. You will receive a voting instruction form to use in directing the broker, bank, trust or other nominee how to vote your Common Stock.
How do I vote my CDIs?
If you are a CDI holder, you must take one of the following actions in order to vote at the Meeting:

(a)instruct CHESS Depositary Nominees Pty Ltd, as the Stockholder of Record, to vote the Common Stock underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form; or
(b)inform the Company that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the Common Stock underlying your CDIs for the purposes of attending and voting at the Meeting by completing the CDI Voting Instruction Form.
Each CDI represents one Share of Common Stock. Therefore, each CDI holder will be entitled to direct one vote for every CDI they hold.

Completed CDI Voting Instruction Forms must be provided to CDN no later than 10:30am (Sydney time) on Thursday 26 May 2022 [7:30pm (Minnesota time) on Wednesday 25 May 2022].

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, it means that you hold Common Stock and/or CDIs registered in more than one account. To ensure that all of your Common Stock and/or CDIs are voted, please submit proxies or voting instructions for all of your Common Stock and/or CDIs.

Voting Requirements
Item 1 – Reports for the year ended 31 December 2021

There is no requirement for Stockholders to approve, and no vote will be taken with respect to, the financial report, director’s report, remuneration report and auditors’ report. However, Stockholders will be given a reasonable opportunity to ask questions about, and make comments on, the operations and management of the Company.

Items 2 – 7– Re-Election of Directors

You may vote “FOR” or “ABSTAIN” on Items 2 – 7.

The By-laws provide that each Director shall hold office until the annual meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. At the Meeting, the holders of Common Stock voting as a class will be entitled to elect each of the six Directors of the Corporation. The vote required to approve each of Items 2 to 7 is a “FOR” vote of the holders of a plurality of the votes cast on such Item. The six director nominees receiving the highest number of “FOR” votes from holders of stock entitled to vote thereon will be elected and each of the Directors is running unopposed for re-election, therefore an abstention vote will have no effect with respect to the outcome of Items 2 to 7. However, an abstention vote will be counted for the purpose of establishing a quorum.

Under ASX Listing Rule 14.2.1, a proxy form must allow Stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. However, ASX granted the Company a waiver from ASX Listing Rule 14.2.1 to the extent necessary to permit the Company not to provide in its proxy form for holders of CDIs to vote against a resolution to elect a director. The terms of the waiver are that:
(a)the Company complies with the relevant U.S. laws as to the content of proxy forms applicable to resolutions for the election of directors;
(b)any notice given by the Company to CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that holders are only able to vote for such resolutions or abstain from voting, and the reasons why this is the case;
(c)the terms of the waiver are set out in the management proxy circular provided to all holders of CDIs; and
(d)the waiver from ASX Listing Rule 14.2.1 only applies for so long as the relevant U.S. laws and the Company’s By-laws permit the election of directors by way of a plurality of votes cast on such resolutions.
If you do not submit your CDI Voting Instruction Form to your broker, your Common Stock will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of these Items. The same result will occur if you submit your CDI Voting Instruction Form but do not instruct CDN how to vote your Common Stock.

Item 8 - Ratification of Independent Accounting Firm Selection
If the Stockholders do not ratify the appointment of Baker Tilly US, LLP, the Audit and Risk Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly US, LLP by our Stockholders, the Audit and Risk Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the Stockholders, if the Audit and Risk Committee determines that such a change would be in the best interests of our Company and our Stockholders.
You may vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Baker Tilly US, LLP as our independent public accounting firm for the year ending December 31, 2022. The affirmative vote of a majority of shares of common stock present or represented at the Annual Meeting is required for the ratification. Abstentions have the same effect as a vote “AGAINST” the matter.

Item 9 – Advisory Vote on Executive Compensation
Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we seek a non-binding advisory “Say-on-Pay” vote from our Stockholders to approve the compensation awarded to our executives.

Because the vote in this Item 9 is advisory, it is not binding upon the Board although it will be considered by the Board in connection with future compensation arrangements with our executives. Nevertheless, the views expressed by our Stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and the Remuneration and Nomination Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
You may vote “FOR”, “AGAINST” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote “AGAINST” the matter. The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein.

Item 10 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
The Dodd-Frank Act also enables our Stockholders to indicate (on an advisory basis) how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Item 9. In particular, we are asking whether this “Say-on-Pay” vote should occur every three years, every two years, or every one year.
As with your vote on Item 9 above, your vote on this Item 10 is advisory, and therefore not binding on the Company, the Remuneration and Nomination Committee, or our Board, and the Board may decide that it is in the best interests of our Stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our Stockholders. However, our Board and our Compensation Committee value the opinions of our Stockholders and we will take our Stockholders’ preferences into account in making determinations regarding the frequency of the Say-on-Pay vote.
You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year or abstain from voting when you vote on this proposal. The option of three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by Stockholders.

If you do not submit your CDI Voting Instruction Form to your broker, your Common Stock will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of these Items. The same result will occur if you submit your CDI Voting Instruction Form but do not instruct CDN how to vote your Common Stock.

How does the Board recommend that I vote?
The Board recommends that you vote:

(a)“FOR” the approval of Items 2, 3, 4, 5, 6 and 7 (with each Director abstaining from making a recommendation in relation to his or her own re-election);
(b)“FOR” the approval of Items 8 and 9; and
(c)“THREE YEARS” in respect of Item 10.
Can any other business be conducted at the Meeting?
Yes. All matters brought before the Meeting must be stated in the Notice or otherwise properly brought before the Meeting by or at the direction of the Board, or by a Stockholder of Record entitled to vote at the meeting in compliance with our By-laws. The Company and the Board are not aware of any properly submitted business to be acted upon at the Meeting that is not set forth in this Notice.
What happens if the Meeting is adjourned?
The Meeting may be adjourned by the Chairman of the Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present in person or represented by proxy and entitled to vote on such matter at the Meeting. The Company is required to notify Stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Except as described above, notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

Can I change my vote after submitting my proxy?
If you are a Stockholder of Record, you may change your vote at any time before the proxy is voted at the Meeting by:
(a)submitting a later-dated proxy online before 10:30am (Sydney time) on Monday 30 May 2022 [7:30pm (Minnesota time) on Sunday 29 May 2022];
(b)submitting a later-dated proxy to the Company, which must be received before the Meeting;
(c)sending a written notice of revocation to the Company, which must be received before the Meeting; or
(d)by attending the virtual Meeting and voting online. Attendance at the virtual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Meeting.
If you are a CDI holder and you direct CDN to vote by completing and returning the CDI Voting Instruction Form, you may revoke those instructions by delivering a written notice of revocation to the Share Registry bearing a later date than the CDI Voting Instruction Form previously sent, provided the notice of revocation is received before 10:30am (Sydney time) on Thursday 26 May 2022 [7:30pm (Minnesota time) on Wednesday 25 May 2022].
Are there foreign ownership restrictions?
CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933, as amended (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are “restricted securities” under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person for the foreseeable future except in very limited circumstances after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a ‘FOR US’ designation on ASX. This designation restricts any CDIs from being sold on ASX to US persons. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.
Who Is Paying for This Proxy Solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.
How Can I Find Out the Voting Results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting, and will also be published on the ASX on the same day as the Annual Meeting.

EXPLANATORY NOTES

ITEM 1 - REPORTS FOR THE YEAR ENDED 31 DECEMBER 2021
Description of this item of business: To receive the financial report, directors’ report, remuneration report and auditor’s report for the Company and its controlled subsidiaries for the year ended 31 December 2021.
The Company, being incorporated in the state of Delaware, United States, is not required to meet the Australian Corporations Act requirement to lay the annual financial report, director’s report, remuneration report and auditors’ report before the Meeting.
The Board has decided that, in the interests of corporate governance, it will lay the financial report, director’s report, remuneration report and auditors’ report for the year ending 31 December 2021 before the Meeting. There is no requirement for Stockholders to approve those reports. However, Stockholders will be given a reasonable opportunity to ask questions about, and make comments on, the operations and management of the Company.
Copies of the financial report, director’s report and auditors’ report for consideration at the Meeting can be accessed on the Company’s website at sezzle.com and on ASX. If a Stockholder would like to receive a hard copy, please contact the Share Registry.

ITEMS 2-7 – RE-ELECTION OF DIRECTORS
Proposed Resolutions: “That [ * ], being eligible, be re-elected as an [ ** ] of the Company to hold office until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.”
* Name of applicable candidate. (Each candidate has consented to his or her nomination.)
** In the case of Mr. Youakim and Mr. Paradis, “Executive Director”. In the case of Ms. Pierce-Gilmore, Mr. Purcell, Mr. Lahiff, and Mr. Cutter, “Independent, Non-Executive.”

Recommendation of the Board: The Directors (in the case of each Item, with the applicable candidate abstaining) recommend that the Stockholders eligible to vote on this Item in favour of each of these Items. The Chairman intends to vote undirected proxies in favour of each of these Items.
Clause 3.3 of the By-laws provides that each Director shall be elected at each annual meeting of stockholders and shall hold office until the next annual meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. All Directors seek re-election in accordance with the Certificate of Incorporation and the By-laws.
As indicated in the Proxy Statement, ASX has granted the Company a waiver from Listing Rule 14.2.1 to permit the Company not to provide an option for holders of CDIs to vote against an Item to elect a Director in a CDI Voting Instruction Form. CDI holders will only be able to vote “FOR” or “ABSTAIN” on Items 2 to 7. An “ABSTAIN” vote will have no effect on these resolutions and will be counted for the purposes of determining quorum. Further information on each Item for the re-election of Directors is included below.
The following paragraphs provide information as of the date of this proxy statement about each of our director nominees. The information presented includes information that each person has given us about his or her age, all positions he holds within our Company, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each person’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he or she should serve as a director, we believe that all of our directors have experience in developing and overseeing businesses and implementing near term and long-range strategic plans. We also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. Collectively, they have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board of Directors.

Our directors, their respective ages as of March 30, 2022, and certain other information are as follows:

Name	Age	Director Since	Position	Committee Membership
Charles Youakim	45	2016	Co-Founder, Executive Chairman, and Chief Executive Officer	—
Paul Paradis	38	2018	Co-Founder, Executive Director, and President	—
Paul Lahiff	69	2019	Independent Non-Executive Director	Audit and Risk Committee (Chair), Remuneration and Nomination Committee (Chair)
Kathleen Pierce-Gilmore	44	2019	Independent Non-Executive Director	Audit and Risk Committee (Member), Remuneration and Nomination Committee (Member)
Paul Purcell	47	2019	Independent Non-Executive Director	Audit and Risk Committee (Member), Remuneration and Nomination Committee (Member)
Mike Cutter	56	2020	Independent Non-Executive Director	Audit and Risk Committee (Member), Remuneration and Nomination Committee (Member)

Item 2 - Re-Election of Charlie Youakim
Mr. Charlie Youakim is a co-founder, Executive Chairman and Chief Executive Officer of Sezzle.
Mr. Youakim is a serial technology entrepreneur with nearly 10 years of experience in growing fintech companies from inception to large-scale businesses. Mr. Youakim began his career as an engineer and software developer. After successfully advancing in his early career, he returned to business school where he was able to focus on expanding his knowledge of finance, marketing, and business strategy.
In 2010, after completing business school, Mr. Youakim founded his first payments company, Passport. Passport became a leader in software and payments for the transportation industry. At Passport, Mr. Youakim led the construction of the original technology, and led the company as it disrupted the industry through the introduction of white label systems and payments wallets. Passport is the technology behind enterprise transportation installations like ParkChicago, ParkBoston and the GreenP in Toronto.
Mr. Youakim co-founded Sezzle in 2016, where he also planned much of the business’s technology architecture.
Mr. Youakim has a degree in mechanical engineering from the University of Minnesota and an MBA from the Carlson School of Management at the University of Minnesota.
Stockholders should note that Mr. Youakim is also the Chief Executive Officer of Sezzle and his election as a Director does not affect this role. As Chief Executive Officer, Mr. Youakim is ultimately responsible for ensuring the successful delivery of Sezzle’s financial and operational targets and strategies.
Mr. Youakim was first appointed to the Board as a Director on 4 January 2016 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021. In accordance with the Certificate of Incorporation and the By-laws, Mr. Youakim submits himself for re-election as a Director at the Meeting.

Item 3 - Re-Election of Paul Victor Paradis
Mr. Paradis is a Cofounder, Executive Director and President at Sezzle.

Mr. Paradis has extensive experience in sales and marketing. He began his career in sales with the Minnesota Timberwolves of the National Basketball Association. He left the Timberwolves to attain his MBA from the Carlson School at the University of Minnesota, where he focused on marketing and strategy. While in graduate school, Mr. Paradis worked for Ionix Medical, a medical device startup. After graduating from the Carlson School, Mr. Paradis spent six years leading sales and marketing at Dashe & Thomson and the Abreon Group, management consultancies focused on IT transformation adoption.

Mr. Paradis left the Abreon Group in 2016 when he co-founded Sezzle. At Sezzle, Mr. Paradis oversees sales, marketing, partnerships, and merchant development.

Mr. Paradis has a BA in political science from Davidson College and an MBA from the University of Minnesota.

Stockholders should note that Mr. Paradis is also the President of Sezzle and his election as a Director does not affect this role.

Mr. Paradis was first appointed to the Board as a Director on 10 May 2018 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021. In accordance with the Certificate of Incorporation and the By-laws, Mr. Paradis submits himself for re-election as a Director at the Meeting.
Item 4 - Re-Election of Kathleen Pierce-Gilmore
Ms. Kathleen Pierce-Gilmore is a well-known payments and fintech executive with more than 20 years in the industry across firms including American Express, Capital One, PayPal, and most recently start-up companies Raise Marketplace and Flexa Technologies. She has held leadership positions from leading Strategy to Chief Operating Officer, President and Chief Executive Officer roles. In addition to her deep expertise in customer experience, consumer lending, product development, and P&L management, she has also led businesses on the merchant side of the payments ecosystem, making her a well-rounded member of the Board of Directors. Ms. Pierce-Gilmore is currently a senior executive for Silicon Valley Bank and also serves as a non-executive director on the board of Tala.
Ms. Pierce-Gilmore was appointed to the Board as an independent Non-Executive Director on 15 April 2019 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021. In accordance with the Certificate of Incorporation and the By-laws, Ms. Pierce-Gilmore submits herself for re-election as a Director at the Meeting.
Item 5 - Re-Election of Paul Purcell
Mr Paul Purcell has invested in financial services companies (public and private markets) for nearly 20 years. He retains a specific specialisation in emerging financial innovation as well as non-bank financial services. He has been the Chief Investment Officer of Jupiter Management since 1 January 2019 and prior to assuming that position, he led the sourcing and origination of investments at Continental Investors. Mr Purcell is a frequent panelist at industry conferences and has published several articles on trends and developments in the emerging commerce and financial services marketplaces.
Mr Purcell currently serves on the boards of Sezzle, AeroPay, Prizeout, GigWage, TheDrop.com, Listo!, Winestyr, CarHop, and What’s Next Media.

Prior to joining Continental Investors, Mr Purcell was a co-founder of Continental Advisors, a manager of two sector-based hedge funds. He was also Manager of Internet Marketing at the Chicago Board Options Exchange, a department he helped to found. Paul is a graduate of the University of San Diego where he serves on the Board of Trustees.

Mr Purcell was appointed to the Board as an independent Non-executive Director on 15 April 2019 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021. In accordance with the Certificate of Incorporation and the By-laws, Mr Purcell submits himself for re-election as a Director at the Meeting.

Item 6 - Re-Election of Paul Alan Lahiff
Mr. Paul Lahiff was previously Chief Executive Officer of Mortgage Choice and prior to this, Chief Executive Officer of Permanent Trustee and Heritage Bank. He also held senior management roles for Westpac Banking Corporation in Sydney and London.

Mr. Lahiff is a Non-Executive Director of AUB Holdings, 86 400, NESS Superannuation and Harmoney Australia Pty Ltd. He previously held board roles with Sunsuper, Thorn Group, Cuscal, Australian Retail Credit Association, New Payments Platform Australia and Cancer Council NSW.

Mr. Lahiff holds a BSC degree from the University of Sydney, is a graduate of the Australian Institute of Company Directors, and lives in Sydney, Australia.

Mr. Lahiff was appointed to the Board as an independent Non-Executive Director on 7 May 2019 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021. He chairs both Sezzle’s Audit and Risk Committee and Remuneration and Nomination Committee.

In accordance with the Certificate of Incorporation and the By-laws, Mr. Lahiff submits himself for re-election as a Director at the Meeting.

Item 7 - Re-Election of Michael Cutter
Mr. Cutter is an independent director and Board Advisor with an extensive career in financial services, spanning more than 32 years, both in Australia and abroad. Mr. Cutter’s roles have included time as the CEO at GE Money Australia & New Zealand, CEO of Wesfarmers/OAMPS Insurance Broking, CRO at ANZ (Australia) and Head of Portfolio Management NAB.

Mr. Cutter has extensive knowledge of consumer lending markets and broad-based Risk Management expertise. Mr. Cutter is a Graduate of the AICD and has held numerous directorships and chairmanships with Wesfarmers, ANZ and GE. He is a Senior Fellow of Finsia, was a Director of the Women’s Cancer Foundation from 2006 to 2015 and served as a Director of the Australian Finance Conference until 2009 and National Insurance Brokers Association until 2014.

Mr. Cutter is currently a principal of Kadre Consulting, the interim CEO of Bambora Asia Pacific and a nominee for the Board of Pepper Money ANZ.

Mr. Cutter was appointed to the Board as an independent Non-Executive Director on 1 June 2020 and was re-elected by the Stockholders at the 2021 Annual Meeting of Stockholders on 11 June 2021.

In accordance with the Certificate of Incorporation and the By-laws, Mr. Cutter submits himself for re-election as a Director at the Meeting.

ITEM 8 – RATIFICATION OF INDEPENDENT ACCOUNTING FIRM SELECTION
Proposed Resolution: “That the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal year 2022 be ratified.”
Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit and Risk Committee of our Board of Directors has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the 2022 fiscal year. During our fiscal year ended December 31, 2021, Baker Tilly US, LLP served as our independent registered public accounting firm. A representative of Baker Tilly US, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so. It is also expected that they will be available to respond to appropriate questions.

Stockholder ratification of the selection of Baker Tilly as the Company’s independent registered public accounting firm is not required by law or our By-laws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the committee may reconsider its selection for this and future fiscal years. Even if the selection is ratified, the committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees And Services

The following table summarizes fees for professional audit services and other services rendered to us by Baker Tilly US, LLP for our years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees(1)	$766,384	$561,743
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$766,384	$561,743

(1)“Audit Fees” consisted of fees for professional services provided in connection with the audit of our consolidated financial statements, quarterly reviews of interim condensed consolidated financial statements, SEC registration statements, and related administrative fees.

Auditor Independence

During the year ended December 31, 2021, there were no other professional services provided by Baker Tilly US, LLP that would have required our Audit and Risk Committee to consider their compatibility with maintaining the independence of our auditors.

Audit and Risk Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit and Risk Committee has established a policy governing the use of our independent registered public accounting firm’s services. Under the policy, our Audit and Risk Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm to ensure that the rendering of such services does not impair the accounting firm’s independence. Pursuant to the Sarbanes-Oxley Act of 2002, we do not employ our independent registered public accounting firm for engagements related to:

•Bookkeeping;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit outsourcing services;
•Management functions or human resources;
•Broker-dealer, investment adviser, or investment banking services; or
•Legal services and expert services unrelated to the audit.

All fees paid to Baker Tilly US, LLP for the years ended December 31, 2021 and 2020 were pre-approved by our Audit and Risk Committee.

ITEM 9 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposed Resolution: “That the Stockholders approve the compensation of its executive officers as described in the proxy statement for its 2022 Annual Meeting.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we seek a non-binding advisory vote from our Stockholders to approve the compensation awarded to certain of our executives.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our Stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead our company successfully in a competitive environment.
Because the required vote is advisory, it is not binding upon the Board although it will be considered by the Board in connection with future compensation arrangements with our executives.

For more information about our executives and the compensation program that is the subject of the advisory vote in Item 9, please see the “Executive Compensation” section below.

ITEM 10 – ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
Proposed Resolution: “That the option of once every three years, two years, or one year that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a Stockholder advisory vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act also enable our Stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Our Board believes that the most appropriate outcome at this time is to have a Stockholders advisory vote on compensation once every three years, to best enable the Board and the Remuneration and Nomination Committee to understand and incorporate the views of our Stockholders in structuring our executive compensation programs. The Company views the way it compensates its named executive officers as an essential part of its strategy to maximize the performance of the Company and deliver enhanced value to the Company’s Stockholders. The Board believes that a vote every three years will permit the Company to focus on developing compensation practices that are in the best long-term interests of its Stockholders. The Board believes that a more frequent advisory vote may cause the Company to focus on the short-term impact of its compensation practices to the possible detriment of the long-term performance of the Company.

Accordingly, our Board of Directors is asking Stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. While our Board of Directors believes that its recommendation is appropriate at this time, the Stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years.

Our Board of Directors and the Remuneration and Nomination Committee value the opinions of the Stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, our Board of Directors will consider the Stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on us or our Board of Directors, our Board of Directors may decide that it is in the best interests of the Stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the Stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or our Board of Directors.

The frequency receiving the affirmative vote of a majority of the voting power of the shares of our Common Stock present in person, by remote communication or by proxy at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency preferred by the Stockholders. If no option receives votes from the holders of a majority of the shares cast in person or by proxy, no preference of our Stockholders will have been approved by our Stockholders; however, our Board and Remuneration and Nomination Committee will take the relative proportions of the votes cast into account in setting the frequency of Stockholders advisory votes on the compensation of our named executive officers.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 22, 2022, information regarding beneficial ownership of shares of our common stock, including common stock held through CDIs, by the following:

•each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•each of our directors;
•each of our Named Executive Officers; and
•all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable by June 29, 2022. The officers, directors and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 206,902,974 shares of our common stock, or common stock equivalent CDIs, outstanding on April 22, 2022. Unless otherwise indicated, we deem shares subject to options that are exercisable by June 29, 2022 to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person. CDIs represent one share of our common stock.

Unless otherwise indicated on the table, the address of each of the individuals named below is: c/o Sezzle Inc., 251 1st Ave N, Suite 200, Minneapolis, MN 55401, USA.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders†
HSBC Custody Nominees (Australia) Limited(1)	75,136,902	36.32%

Directors and Executive Officers
Mike Cutter(2)	243,055	*
Karen Hartje(3)	2,126,996	1.02%
Paul Lahiff(4)	243,055	*
Paul Paradis(5)	10,374,027	5.06%
Kathleen Pierce-Gilmore(6)	350,000	*
Paul Purcell(7)	9,739,407	4.71%
Charles Youakim(8)	88,733,567	42.81%
All directors and executive officers	111,810,107	53.18%

*     Less than 1.0%
†    A Schedule 13D filed by Zip on March 4, 2022 states that Zip Co. Ltd. may be deemed to be the beneficial owner of an aggregate of 98,378,426 shares of Common Stock. In connection with the Zip Merger Agreement, Zip entered into separate support agreements (the “Support Agreements”) with each of (a) Charles G. Youakim, Charles G. Youakim 2020 Grantor Retained Annuity Trust #1, Charles G. Youakim 2020 Grantor Retained Annuity Trust #2, Charles G. Youakim 2020 Irrevocable GST Trust and Cerro Gordo LLC (collectively, the “Youakim Stockholders”), and (b) Paul Paradis and Paradis Family LLC (collectively, the “Paradis Stockholders”). Based on their respective Support Agreements (the form of which may be found as Exhibit 10.1 to our Current Report on Form 8-K filed February 28, 2022), the number of shares reported on the Schedule 13D assumes that, as of February 28, 2022, the Youakim Stockholders owned 88,368,983 shares of our common stock and the Paradis Stockholders owned 10,009,443 shares of our common stock. Zip may be deemed a beneficial owner solely because Zip entered into the Support Agreements.
(1)74,936,393 of Mr. Charles Youakim’s shares are held of record through HSBC Custody Nominees (Australia) Limited, who is noted as a substantial shareholder of the Company and may be deemed a beneficial owner of the shares listed above. Please see Note 8 for more detail.
(2)Shares include options to purchase 243,055 shares of common stock.
(3)Shares include options to purchase 2,099,584 shares of common stock.

(4)Shares include 50,000 shares held by Mr. Lahiff directly or through related entities or via custodians (and over which Mr. Lahiff retains dispositive control), and options to purchase 193,055 shares of common stock.
(5)Shares include options to purchase 364,584 shares of common stock.
(6)Shares include options to purchase 97,222 shares of common stock.
(7)All shares are owned by Continental Investment Partners, LLC. Mr. Purcell may be deemed to beneficially own such shares as a manager of Continental Investment Partners, LLC.
(8)Shares include 78,815,412 shares held by Mr. Youakim directly or through related entities (over which Mr. Youakim retains dispositive control) and family trusts. Shares also include 9,553,571 shares that are held by a trust for the benefit of direct current and future family members of Mr. Youakim. Mr. Youakim shares the power to dispose of these shares. In addition, shares include options to purchase 364,584 shares of common stock.

EXECUTIVE OFFICERS

Our executive officers, other than Charles Youakim and Paul Paradis, and their respective ages as of March 30, 2022 are as follows:

Name	Age	Position
Karen Hartje	64	Chief Financial Officer
Candice Ciresi	51	General Counsel
Killian Brackey	27	Chief Technology Officer

Karen Hartje

Ms. Hartje has served as our Chief Financial Officer since April 2018. From April 2016 until joining Sezzle, Ms. Hartje operated her own financial consulting business, Grand Group LLC. Prior to her own consulting business, Ms. Hartje occupied finance and credit management roles at Bluestem Brands, a retail finance company that was a reboot of Fingerhut Direct Marketing and generated well over $1 billion in retail sales. Ms. Hartje was on the founding team of Bluestem Brands, where she led the finance department reporting to the President of Bluestem Brands. During her tenure, Ms. Hartje led financial planning and analysis, management of credit policies, and forecasting. Bluestem Brands was acquired in 2014. Before Bluestem Brands, Ms. Hartje started her career with KPMG and has held senior leadership positions at US Bank and Lenders Trust. Ms. Hartje has served on the not-for-profit board of Saint Paul Figure Skating Club, Inc. since 2015, and was previously a member of the board of Upworks from 2016 to 2018. Ms. Hartje has a Bachelor of Arts in accounting from the University of Minnesota and was a certified public accountant (expired).

Candice Ciresi

Ms. Ciresi has served as our General Counsel since August 2020. She previously served as an independent contractor for various entities performing a broad array of compliance, transactional and legal work since 2019. Prior to that, Ms. Ciresi was the General Counsel for Vital Images, Inc. from 2016 to 2019. Ms. Ciresi previously held various senior legal and compliance positions at Stratasys, Inc., Covidien, Ltd., Kroll Ontrack, Inc. and MTS Systems Corporation, Inc. She is also a veteran who served in the United States Air Force during Operation Desert Shield/Desert Storm.

Killian Brackey

Mr. Brackey has served as our Chief Technology Officer since November 2018. In this role, Mr. Brackey leads the engineering team and coordinates across internal stakeholders on product development. He previously served as a software engineer, where he documented, designed and implemented components of the software underlying Sezzle’s core products, and as a Vice President of Engineering at Sezzle since June 2016, where he managed the software product process. Prior to joining Sezzle, Mr. Brackey worked in the information technology department at the University of Minnesota.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. We assist our directors and officers by completing and filing reports on their behalf. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2021 were complied with by each person who at any time during the 2021 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following:

•One report on Form 4 was filed late for each of Candice Ciresi, Karen Hartje, Killian Brackey and Jamie Kirkpatrick on November 22, 2021. In each case, the Form 4 disclosed a single transaction involving the issuance of RSUs on July 15, 2021.
•One report on Form 4 was filed late for Veronica Katz on November 22, 2021. The Form 4 disclosed two separate transactions involving the issuance of RSUs on July 15, 2021 and October 15, 2021.
•One report on Form 4 was filed late for Justin Krause on December 13, 2021. The Form 4 disclosed a single transaction involving the issuance of RSUs on July 15, 2021.

The delinquencies reported under this heading were the result of internal administrative challenges on the applicable filing dates. These challenges have been mitigated in part by the hiring of additional personnel to oversee the reporting process. The Company plans to undertake a comprehensive review of all Section 16 reporting to date to determine if further issues remain, and will assist Section 16 filers with prompt corrective actions, if and when such issues are discovered.

EXECUTIVE COMPENSATION

This section describes the material elements of the compensation awarded to, earned by, or paid to our Executive Chairman and Chief Executive Officer, Charles Youakim, and our two most highly compensated executive officers (other than our Executive Chairman and Chief Executive Officer), Paul Paradis, our Executive Director and President, and Karen Hartje, our Chief Financial Officer, for our fiscal year ended December 31, 2021. These executives are collectively referred to in this “Executive Compensation” section as our named executive officers. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth the compensation paid to, received by, or earned during each of fiscal year 2021 and 2020 by each of our named executive officers.

Name and principal position	Year	Salary	Bonus	Stock awards(1)(2)		Option awards(3)		Nonequity incentive plan compensation(5)	All other compensation(6)	Total ($)
Charles Youakim, Executive Chairman and Chief Executive Officer	2021	$250,000	$—	$5,941,116	(4)	$—		$—	$600	$6,191,716
	2020	250,000	—	—		—	(4)	97,652	—	347,652
Paul Paradis, Executive Director and President	2021	250,000	—	5,939,589	(4)	—		—	3,106	6,192,695
	2020	250,000	—	—		—	(4)	96,055	—	346,055
Karen Hartje, Chief Financial Officer	2021	250,000	—	125,413		—		—	8,357	383,770
	2020	250,000	—	59,579		750,000		110,945	—	1,170,524

(1)Amounts reported represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units (“RSUs”) and performance-based restricted stock units (PRSUs) granted under the 2019 Equity Incentive Plan or 2021 Equity Incentive Plan, as applicable, disregarding the effects of estimated forfeitures. For assumptions used in valuing the RSUs, please see Note 13 to the financial statements included in our annual report.
(2)For Messrs. Youakim and Paradis, amounts reported primarily represent the grant date fair value of PRSUs issued as part of the Company’s Long-Term Incentive Plan, computed in accordance with FASB ASC Topic 718 and based on the following assumptions: risk-free interest rate of 0.10%; expected volatility of 87.4%; expected term of 1.56 years; expected dividend rate of 0% and the probable achievement of the underlying performance goal at the time of grant. Under FASB ASC Topic 718, the vesting condition related to the LTIP PRSUs is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the named executive officers that could be calculated and disclosed based on achievement of the underlying market condition. The amounts reported in this column for non-LTIP awards, if any, reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the applicable officer upon the sale of any of the underlying shares of common stock
(3)For 2020, amounts reported represent the grant date fair value of the LTIP Options, as defined below, computed in accordance with FASB ASC Topic 718 and based on the following assumptions: risk-free interest rate of 0.68%; expected volatility of 93.0%; expected term of 9.61 years; expected dividend rate of 0% and the probable achievement of the underlying performance goal at the time of grant. Under FASB ASC Topic 718, the vesting condition related to the LTIP Options is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the named executive officers that could be calculated and disclosed based on achievement of the underlying market condition.     The amounts reported in this column for non-LTIP awards, if any, reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the applicable officer upon the sale of any of the underlying shares of common stock.
(4)As described in more detail below, the LTIP Options granted to Messrs. Youakim and Paradis in 2020 to purchase 1,171,875 shares of common stock were rescinded in order to provide stockholders with the ability to approve the awards in accordance with ASX listing standards. At the Company’s June 11, 2021 annual meeting (the “2021 Annual Meeting”), stockholders approved the issuance of up to 1,500,000 PRSUs to each of Messrs. Youakim and Paradis. After shareholder approval the Company issued 1,262,993 PRSUs to each of Messrs. Youakim and Paradis. The PRSUs are intended to replicate the performance conditions of the LTIP Options and are reported under the “Stock awards” column of this table.
(5)Amounts partially reflect 2020 STIP bonus amounts for each named executive officer, which were delivered to Ms. Hartje in the form of RSUs that fully vested on October 15, 2021 and, following the approval by our stockholders at the 2021 Annual Meeting, have been similarly delivered to Messrs. Youakim and Paradis, which fully vested on December 15, 2021. Grant conditions applicable to the 2021 STIP performance year were not met, and accordingly no awards were made.
(6)Amounts reported partially reflect the value of matching contributions made by the Company in 2021 under its 401(k) retirement plan.

Narrative Disclosure to Summary Compensation Table

Base Salary

The initial base salaries of our named executive officers were set forth in their respective employment agreements and have been periodically reviewed by the Remuneration and Nomination Committee. For 2020, each of our named executive officers had a base salary of $250,000. The actual base salaries paid to each named executive officer for 2021 are set forth above in the Summary Compensation Table in the column entitled “Salary”.

Short-Term Incentive Plan (“STIP”)

Our named executive officers are eligible to participate in our STIP, which provides an annual bonus opportunity based on a combination of a Company Performance Score (“CPS”) and individual performance. For 2020, CPS was determined by the Remuneration and Nomination Committee based on Company performance within four weighted categories: growth (50%), stakeholder satisfaction (20%), optimization (15%), and innovation (15%). After evaluating applicable metrics within these categories, including revenue, UMS, Active Consumers, stakeholder satisfaction and Net Transaction Margin, the Remuneration and Nomination Committee determined the CPS to be 78.6. The Remuneration and Nomination Committee then evaluated individual performance for each of our named executive officers and determined the STIP bonus amounts for 2020 that are set forth in the Summary Compensation Table above.

STIP bonus amounts for each named executive officer, which cannot exceed a maximum of 50% of the base salary for the named executive officer for the performance year, were delivered in 2020 in the form of RSUs. For Messrs. Youakim and Paradis, the grants of the RSUs were subject to prior stockholder approval under ASX listing rules. Stockholders approved the RSU grants to Messrs. Youakim and Paradis at the 2021 Annual Meeting.

The Remuneration and Nomination Committee has determined that the relevant Company performance metrics for the STIP were not met in 2021; therefore no STIP awards for that period will be granted.

Long-Term Incentive Plan (“LTIP”)

Our named executive officers are also eligible to participate in our LTIP, which provides for grants of stock options under the 2019 Equity Incentive Plan, with vesting subject to the satisfaction of both time- and performance-based vesting conditions over a three-year period. The performance-based vesting condition for LTIP stock options consists of the Company’s total shareholder return (“TSR”) measured against that of the S&P/ASX All Technology Index (excluding materials and energy companies) for each one-year period within the three-year performance period starting on January 1, 2020 and ending on December 31, 2022. For comparative purposes, our volume weighted average price (“VWAP”) over a 30-day period up to the end of the relevant performance period will be used and compared to the average S&P/ASX All Technology Index price over that same period. One-third of the total number of LTIP Options, as defined below, are eligible to be earned each year within the three-year performance period based on the following TSR performance for the applicable year:

Comparative TSR Target	Percentage of LTIP Options Earned (Measured on an Annual Basis)
Less than 51st percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	0%
Greater than or equal to 51st percentile but less than the 90th percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	Pro rata between 1% and 100%
Greater than or equal to 90th percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	100%

The board of directors has the discretion to amend the comparative TSR performance condition at any time during the performance period applicable to the LTIP Options if the board of directors believes it is appropriate to do so to reflect the Company’s circumstances. Any LTIP Options that are earned for a measurement year within the three-year performance period remain subject to a time-based vesting condition, which is satisfied upon the named executive officer’s continued employment with the Company through December 31, 2022.

On May 22, 2020, each of our named executive officers (and several other of our executive officers) were declared eligible to receive a grant under the LTIP (the “LTIP Awards”). Ms. Hartje’s LTIP Award was awarded in the form of options to purchase 1,171,875 shares of our common stock at an exercise price of $1.37 (using a conversion rate of A$1.53 to $1.00) per share, based on the closing sale price of CDIs on the ASX on May 21, 2020 . The number of shares of common stock subject to Ms. Hartje’s LTIP Award was calculated so that the Monte Carlo value of her LTIP Award was equal to 300% of her salary in effect at the time (i.e., 100% for each of the three years in the performance period). The LTIP Awards granted to Messrs. Youakim and Paradis required advance approval of the stockholders in accordance with ASX listing standards. At the 2021 Annual Meeting, stockholders approved LTIP Awards to Messrs. Youakim and Paradis in the form of the issuance of up to 1,500,000 PRSUs to each of them in an amount that was intended to replicate the performance conditions of the LTIP Awards granted to other executive officers. Each of Messrs. Youakim and Paradis were subsequently granted 1,262,993 PRSUs (the “LTIP PRSUs”).

The Remuneration and Nomination Committee has determined that the relevant Company performance metrics for the LTIP were not met in 2021; therefore no portion of LTIP awards will become vested for that period. If the merger closes, the Zip Merger Agreement provides for deemed vesting of certain milestones applicable to LTIP awards, discussed more fully under “Proposed Merger with Wholly-Owned Subsidiary of Zip” under the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of our Annual Report.

Agreements with our Named Executive Officers

Each of our named executive officers is party to an employment agreement with us dated June 1, 2019 that sets forth the terms and conditions of his or her employment, including an annual base salary, which has subsequently been increased, and the ability to participate in the Company’s employee stock option plans, as described below. In addition, our named executive officers are bound by certain restrictive covenant obligations pursuant to a Proprietary Information, Inventions, Non-Competition and Non-Solicitation Agreement, including covenants relating to non-disclosure and use of proprietary information and assignment of inventions, as well as a covenant not to compete or solicit certain of our service providers, customers or prospective customers and suppliers during employment and for a period of one-year immediately following termination of employment for any reason.

Employee and Retirement Benefits and Perquisites

We currently provide our named executive officers with the same broad-based health and welfare benefits, including health, vision and dental insurance, which are available to our U.S.-based full-time employees. In addition, we maintain a 401(k) retirement plan for our U.S.-based full-time employees and a Registered Retirement Savings Plan (“RRSP”) for our Canada-based full-time employees, under which we may make discretionary matching and/or profit-sharing contributions. Other than the 401(k) plan and RRSP, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers. In addition, we do not currently provide any perquisites to our named executive officers. The actual amounts of 401(k) retirement plan matching contributions paid to each named executive officer for 2021 are set forth above in the Summary Compensation Table in the column entitled “All other compensation.”

Outstanding Equity Awards at Fiscal Year-End 2021

The following table sets forth information regarding outstanding option awards and unvested stock awards held by each of the named executive officers on December 31, 2021.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Charles Youakim	302,083	197,197	—	0.84	(1)	July 26, 2029	—	—	631,497	(4)	1,382,978
Paul Paradis	302,083	197,197	—	0.84	(1)	July 26, 2029	—	—	631,497	(4)	1,382,978
Karen Hartje	302,083	197,197	—	0.84	(1)	July 26, 2029	—	—	—		—
	1,590,416	144,584	—	0.05	(2)	August 25, 2028	—	—	—		—
	—	390,625	781,250	1.37	(3)	January 1, 2030	—	—	—		—
(1)Reflects stock options that vested as to 25% of the shares subject to the award on the one-year anniversary of the date of grant (July 27, 2020), with the remaining shares vesting in equal monthly installments over a 36-month period thereafter.
(2)Reflects stock options granted to Ms. Hartje in connection with her commencement of employment with the Company that vested as to 25% of the shares subject to the award on the one-year anniversary of the date of grant (August 26, 2018), with the remaining shares vesting in equal monthly installments over a 36-month period thereafter.
(3)Reflects LTIP Options that vest based on the satisfaction of both a time and performance-based vesting condition over a three-year period ending December 31, 2022. Please see “Long-Term Incentive Plan (“LTIP”)” for additional detail regarding the comparative TSR performance vesting condition. Exercise price amounts were converted from AUD to U.S. Dollars using a conversion rate of A$1.53 to $1.00, representing the exchange rate on the May 22, 2020 grant date.
(4)Reflects the remaining portion of the LTIP PRSU grants which remain eligible to vest, if at all, based on performance conditions measured in 2022. The Remuneration and Nomination Committee has determined that the relevant performance metrics for the LTIP PRSUs were not met in 2021 and therefore half of the original LTIP PRSU grants will never vest or become earned. Value calculated using closing trading price on December 31, 2021 of A$3.02, based on an exchange rate of A$1.38 to US$1.00.

Potential Payments Upon Termination of Employment

Each of our named executive officers is entitled to severance and other benefits upon a termination of employment in certain circumstances, as described below. The employment of our named executive officers may be terminated: (i) at any time upon mutual written agreement of the parties; (ii) by us immediately and without prior notice for cause (as defined in the named executive officer’s employment agreement); (iii) immediately upon death or disability; (iv) by us other than for cause with advance written notice of at least 12 months (six months, in the case of Ms. Hartje); or (v) by the named executive officer, other than due to death or disability, with advance written notice of at least 12 months (six months, in the case of Ms. Hartje). In lieu of providing the written notice described above, the Company may elect to make a payment to the named executive officer equal to the regular compensation that the named executive officer would have earned over the applicable notice period.

In addition, in the event that a named executive officer’s employment is terminated by the Company in connection with, or within the three-year period following, a change of control (as defined in the Company’s employee stock option plan), all stock options held by the named executive officer under such plan will immediately vest and become exercisable.

Equity Plans

For information about the number of shares authorized for issuance and outstanding under each of our equity plans as of December 31, 2021 and 2020, please see Note 13. Equity Based Compensation on the accompanying notes to our consolidated financial statements contained in our Annual Report.

2016 Employee Stock Option Plan

The Company adopted the 2016 Employee Stock Option plan on January 16, 2016 (the “2016 Stock Option Plan”). The purposes of the 2016 Stock Option Plan were to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.

The 2016 Stock Option Plan was superseded upon the adoption of the 2019 Equity Incentive Plan (discussed below) by the Company, although the terms of the 2016 Stock Option Plan continue to apply to awards granted under that plan.

2019 Equity Incentive Plan

On June 24, 2019, the board of directors adopted, and on June 1, 2020 our stockholders amended, the Sezzle Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”). The 2019 Equity Incentive Plan permits the grant of incentive stock options to our employees and the grant of nonqualified stock options, stock appreciation rights, restricted stock or restricted CDI awards, restricted stock units, dividend equivalent rights, and performance awards to our employees, directors, and consultants. Subject to adjustment, the maximum number of shares of common stock and CDIs that may be granted under the 2019 Equity Incentive Plan is 26,000,000. Shares of common stock and CDIs underlying awards that terminate, expire, are surrendered or lapse for any reason will become available for subsequent awards under the 2019 Equity Incentive Plan. This summary is not a complete description of all provisions of the 2019 Equity Incentive Plan and is qualified in its entirety by reference to the 2019 Equity Incentive Plan.

Plan Administration. The Remuneration and Nomination Committee administers the 2019 Equity Incentive Plan. As used in this summary, the term “administrator” refers to the Remuneration and Nomination Committee and its authorized delegate, as applicable. Subject to the provisions of the 2019 Equity Incentive Plan, the administrator has the authority to, among other things, construe, interpret and administer the 2019 Equity Incentive Plan and all award agreements, determine eligibility for and grant, or recommend to the board of directors for approval to grant, awards under the 2019 Equity Incentive Plan, determine the form of settlement of awards under the 2019 Equity Incentive Plan, prescribe, amend and rescind rules and regulations, amend any outstanding award agreement in any respect, including to accelerate the time or times at which an award becomes vested or shares are delivered under an award, and otherwise make all determinations necessary or advisable in administering the 2019 Equity Incentive Plan.

Non-transferability of Awards. The 2019 Equity Incentive Plan generally does not allow for the transfer of awards and awards may generally be exercised only by the holder of an award during his or her lifetime.

Adjustments upon Changes in Capitalization, Merger, or Certain other Transactions. The 2019 Equity Incentive Plan provides that in the event of any increase or decrease in the number of issued shares of common stock or CDIs resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of CDIs or shares of common stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in our corporate structure, CDIs or shares of common stock, the administrator will make appropriate adjustments to the number and kind of CDIs or shares of common stock underlying any then-outstanding awards under the 2019 Equity Incentive Plan, any exercise or strike prices relating to awards under the 2019 Equity Incentive Plan and any other provision of awards affected by such change.

In the case of a change in control, the administrator will determine the effect of such change in control on awards, which determination may include taking any of the following actions: (i) the settlement of awards in cash or securities; (ii) the assumption of outstanding awards or for the grant of substitute awards; (iii) the modification of the terms of awards to add events, conditions or circumstances upon which the vesting of awards or the lapse of restrictions applicable to awards will accelerate; (iv) the deemed satisfaction of any performance conditions at target, maximum or actual performance through the closing of the change in control or for the performance conditions to continue after such closing; (v) acceleration of awards; and (vi) the full exercisability, for a period of at least 20 days prior to the change in control, of any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control (with any such exercise contingent upon the occurrence of the change in control), with any stock options or stock appreciation rights not exercised prior to the consummation of the change in control terminating as of the consummation of the change in control.

Amendment and Termination. Subject to the ASX Listing Rules, the board of directors may, from time to time, suspend, discontinue, revise or amend the 2019 Equity Incentive Plan, provided, however, that no such action may materially adversely impair the rights under any outstanding award without the consent of the holder of the award.

2021 Equity Incentive Plan

The board of directors, upon the recommendation of the Remuneration and Nomination Committee, adopted the 2021 Equity Incentive Plan, which was subsequently approved by the Company’s stockholders at the Annual Meeting, as a replacement for the 2019 Equity Incentive Plan. This summary is not a complete description of all provisions of the 2021 Equity Incentive Plan and is qualified in its entirety by reference to the 2021 Equity Incentive Plan.

Purpose. The purpose of the 2021 Equity Incentive Plan is to advance the interests of the Company by providing for the grant of stock and stock-based awards to the Company’s employees, directors, and consultants.

Administration. The 2021 Equity Incentive Plan is administered by the administrator, who has the discretionary authority to, among other things, administer and interpret the 2021 Equity Incentive Plan and any awards granted under it, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured, or purchase price, if applicable to any award, determine, modify, accelerate or waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures for awards and otherwise do all things necessary or desirable to carry out the purposes of the 2021 Equity Incentive Plan. Determinations of the administrator under the 2021 Equity Incentive Plan will be conclusive and binding upon all parties. To the extent permitted by applicable law, the administrator may delegate certain of its powers under the 2021 Equity Incentive Plan to one or more of its members or members of the board of directors, officers of the Company or other employees or persons. As used in this summary, the term “administrator” refers to the Remuneration and Nomination Committee or its authorized delegates, as applicable.

Eligibility. Employees, directors, and consultants of us or our subsidiaries are eligible to participate in the 2021 Equity Incentive Plan. Eligibility for stock options intended to be incentive stock options under the U.S. tax code (ISOs) is limited to our employees or employees of a “parent corporation” or “subsidiary corporation” of the Company. Eligibility for stock options, other than ISOs, and SARs is limited to individuals who are providing direct services on the grant date to us or certain of our subsidiaries.

Authorized Shares. Subject to adjustment as described below, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the 2021 Equity Incentive Plan is 25,000,000 shares of common stock (“the initial share pool”). The initial share pool will automatically increase on January 1 of each year from 2022 to 2031 by the lesser of (i) four percent (4%) of the number of shares of our common stock outstanding as of the close of business on the immediately preceding December 31st and (ii) the number of shares of common stock determined by the board of directors on or prior to such date for such year (the initial share pool, as so increased, the “Share Pool”). The following rules apply in respect of the Share Pool:

•Shares of our common stock withheld by us in payment of the exercise price or purchase price of an award or in satisfaction of tax withholding requirements will not reduce the Share Pool.
•Shares of our common stock underlying awards that are settled in cash or that expire, become unexercisable, or that terminate or are forfeited to or repurchased by us due to failure to vest will not reduce the Share Pool.
•Shares of our common stock delivered under awards in substitution for awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition (“Substitute Awards”) will not reduce the Share Pool.

Shares of common stock that may be delivered under the 2021 Equity Incentive Plan may be authorized but unissued shares, treasury shares or previously issued shares acquired by the Company.

Director Limits. With respect to any non-employee director in any calendar year, the aggregate value of all compensation granted or paid, including awards granted under the 2021 Equity Incentive Plan, may not exceed $750,000.00 in the aggregate ($1 million in the aggregate with respect to a director’s first calendar year of service on the board of directors). The foregoing limits will not apply to any compensation granted or paid to a non-employee director for his or her service to us or one of our subsidiaries other than as a director, including, without limitation, as a consultant or advisor to us or one of our subsidiaries.

Types of Awards. The 2021 Equity Incentive Plan provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards and other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with awards under the 2021 Equity Incentive Plan.

•Stock Options and SARs. The administrator may grant stock options, including ISOs, and SARs. A stock option is a right entitling the holder to acquire shares of our common stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price of each stock option, and the base value of each SAR, granted under the 2021 Equity Incentive Plan will be no less than 100% of the fair market value of a share of our common stock on the date of grant (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the 2021 Equity Incentive Plan may not be repriced or substituted for by new stock options or SARs having a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise or base price greater than the fair market value of a share of our common stock on the date of such cancellation, in each case, without stockholder approval. Each stock option and SAR will have a maximum term not more than ten years from the date of grant (or five years, in the case of certain ISOs).
•Restricted and Unrestricted Stock and Stock Units. The administrator may grant awards of stock, stock units, restricted stock and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock is stock subject to restrictions requiring that it be redelivered or offered for sale to us if specified conditions are not satisfied.
•Performance Awards. The administrator may grant performance awards, which are awards subject to performance criteria.
•Other Stock-Based Awards. The administrator may grant other awards that are convertible into or otherwise based on shares of our common stock, subject to such terms and conditions as are determined by the administrator.
•Substitute Awards. The administrator may grant Substitute Awards, which may have terms and conditions that are inconsistent with the terms and conditions of the 2021 Equity Incentive Plan.

Vesting; Terms of Awards. The administrator will determine the terms of all awards granted under the 2021 Equity Incentive Plan, including the time or times an award will vest or become exercisable, the terms on which awards will remain exercisable and the effect of termination of a participant’s employment or service on awards. The administrator may at any time accelerate the vesting or exercisability of an award.

Transferability of Awards. Except as the administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Performance Criteria. The 2021 Equity Incentive Plan provides for grants of performance awards subject to “performance criteria.” Performance criteria are specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting, or full enjoyment of the award. Performance criteria and any related targets may be applied to a participant individually or to a business unit or division of the Company or the Company as a whole. Performance criteria may also be based on individual performance and/or subjective performance criteria. The administrator may provide that performance criteria applicable to an award will be adjusted in a manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable performance criteria.

Effect of Certain Transactions. In the event of a consolidation, merger or similar transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity, a sale of all or substantially all of the Company’s assets or shares of common stock, a dissolution or liquidation of the Company, or any other transaction the administrator determines to be a covered transaction, the administrator may, with respect to outstanding awards, provide for:

•The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquirer or surviving entity;
•The cash payment in respect of some or all awards (or any portion thereof) equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any, on such terms and conditions as the administrator determines; and/or
•The acceleration of exercisability or delivery of shares in respect of some or all awards.

Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 2021 Equity Incentive Plan; the number and kind of securities subject to, and, if applicable, the exercise price or base value of, outstanding or subsequently granted awards; and any other provisions affected by such event.

Clawback. The administrator may provide in any case that any outstanding award, the proceeds from the exercise or disposition of any award, and any other amounts received in respect of any award will be subject to forfeiture and disgorgement to the Company if the participant to whom the award was granted is not in compliance with any provision of the 2021 Equity Incentive Plan, any award, or any restrictive covenant with the Company. Each award is subject to any policy of the Company that relates to trading on non-public information and permitted transactions with respect to shares of stock. In addition, each award will be subject to any policy of the Company that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes awards under the 2021 Equity Incentive Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards.

Effective Date, Amendments and Termination. The 2021 Equity Incentive Plan became effective upon stockholder approval at the Annual Meeting. No awards will be granted after the tenth anniversary of such approval. The administrator may at any time amend the 2021 Equity Incentive Plan or any outstanding award and may at any time terminate the 2021 Equity Incentive Plan as to future grants of awards. However, except as expressly provided in the 2021 Equity Incentive Plan or applicable award, the administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the administrator expressly reserved the right to do so at the time the award was granted). Any amendments to the 2021 Equity Incentive Plan will be conditioned on stockholder approval to the extent required by law or applicable stock exchange requirements.

Director Compensation

Under our bylaws, the board of directors establishes the fees for non-executive directors based on recommendations of the Remuneration and Nomination Committee. The board of director’s policy is to compensate non-executive directors at competitive market rates to attract and retain individuals of high caliber and quality, having regard to fees paid and/or options granted for comparable companies and the size, complexity, and spread of our operations.

We have entered into an individual appointment letter or agreement with each of our non-executive directors. Unless otherwise provided in such letter or agreement, our compensation structure for non-executive directors is to provide annual compensation in an amount equal to $45,113 for serving as a member of the board of directors, $15,038 for serving as either the Chair of the Remuneration and Nomination Committee or the Chair of the Audit and Risk Committee, and $7,519 for serving as a member of the Remuneration and Nomination Committee or the Audit and Risk Committee (using a conversion rate of A$1.33 to $1.00). Annual fees may be paid in cash or through grants of stock options, at the discretion of the non-executive director. Pursuant to his individual director agreement, Mr. Purcell received a restricted stock grant in respect of 350,000 shares in 2019 and did not receive the $45,113 annual fee for serving as a member of the board of directors in 2021.

The fees earned by the non-executive directors for the year ended December 31, 2021 are as set forth below:

Director Compensation

Name	Fees earned or paid in cash(1)	Stock awards(2)(3)	Option awards(3)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Mike Cutter	$60,151	$—	$—	$—	$—	$—	$60,151
Paul Lahiff	75,189	—	—	—	—	—	75,189
Kathleen Pierce-Gilmore	60,151	—	—	—	—	—	60,151
Paul Purcell	15,038	—	—	—	—	—	15,038
(1)Amounts converted from AUD to U.S. Dollars using a conversion rate of A$1.33 to $1.00, representing the average exchange rate during the year ended December 31, 2021.
(2)As of December 31, 2021, Mr. Purcell held 350,000 shares of restricted stock indirectly via Continental Investment Partners, LLC. Mr. Purcell is a manager of Continental Investment Partners, LLC.
(3)As of December 31, 2021, our non-executive directors (apart from Mr. Purcell) had stock options outstanding with respect to the following number of shares: Mr. Cutter – 250,000; Mr. Lahiff – 250,000; and Ms. Pierce-Gilmore – 97,222. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the director upon the sale of any of the underlying shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Party Transactions

Nicholas Paradis, the brother of our director and president Paul Paradis, became an employee of the Company starting in December 2021. His total compensation, between annual base salary and new-hire equity award (annualized over its 4-year vesting period, and measured using the grant date fair market value), is approximately $155,000 per year, subject to market fluctuations in the trading price of the stock into which the equity award is to be settled. The total compensation described above is consistent within standard hiring variances with other employees performing similar functions and with similar tenure.

Other than the matter disclosed in the previous paragraph, and the current employment agreements between us and each of our executive officers described in the “Executive Compensation” section of this proxy statement and the support agreements described in the “Proposed Merger with Wholly-Owned Subsidiary of Zip” section of our annual report, there are no existing agreements or arrangements and there are no currently proposed transactions in which we were, or will be, a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 and the average of one percent of our assets as of the end of the last two fiscal years, and in which any current director, executive officer, beneficial owner of more than 5% of our shares of common stock, or entities affiliated with them, had or will have a material interest.

Policies and Procedures for Review and Approval of Related Party Transactions

The charter of our board of directors includes a written policy and procedure for related party transactions, which requires prompt disclosure of any circumstances giving rise to a reasonable possibility of conflict between a director’s personal or business interests, the interests of any person associated with them, or their duties to any other company on the one hand, and our interests or their duties to us on the other hand. Our Audit and Risk Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our shares of common stock, immediate family members of the foregoing persons and any other persons whom the board of directors determines may be considered related parties of us, has or will have a direct or indirect material interest. Transactions with related parties will also be subject to shareholder approval to the extent required by the ASX listing rules and any U.S. Securities exchange on which our shares of common stock may be or become listed.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Each indemnification agreement provides that, subject to certain exceptions and limitations set forth therein, we will indemnify and advance certain expenses to the director or executive officer to the fullest extent, and only to the extent, permitted by applicable law in effect as of the date of the agreement and to such greater extent as applicable law may thereafter from time to time permit. The form of indemnification agreement is attached as Exhibit 10.9 to our Annual Report on Form 10-K for the year ended December 31, 2021.

CORPORATE GOVERNANCE

Our board currently consists of six members: Mr. Youakim, Mr. Paradis, Mr. Lahiff, Ms. Pierce-Gilmore, Mr. Purcell and Mr. Cutter. Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning her or his background, employment, and affiliations, our board of directors has determined that each of each of Mr. Cutter, Mr. Lahiff, Ms. Pierce-Gilmore and Mr. Purcell does not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent.” We have assessed the independence of our directors with respect to the definition of independence prescribed by Nasdaq and the SEC. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares of common stock by each non-employee director.

Charlie Youakim serves as both the Chief Executive Officer and the Chairman of the Board. The Board believes that the Board and Company are best served at this stage of the Company’s growth and operations for the founding shareholder to be the Chairman. While the Chair and CEO are held by the same person, the Board maintains a majority of independence, with 4 out of 6 directors being independent and who provide appropriate oversight of the chief executive’s performance and functioning. Mr. Youakim is not a member of either the Company’s Audit & Risk Committee or the Remuneration and Nomination Committee. The Board has not named a lead independent director.

Board Committees

Our board of directors has established a Remuneration and Nomination Committee and an Audit and Risk Committee, each of which operates pursuant to a committee charter. Both committees are comprised of Mr. Lahiff (chair), Ms. Pierce-Gilmore, Mr. Purcell and Mr. Cutter, each of whom the board has determined is independent under the definitions of independence prescribed by Nasdaq and the SEC. Further, our board of directors has determined that each member of our audit and risk committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements.

Remuneration and Nomination Committee

Our Remuneration and Nomination Committee charter is available on our website at https://investors.sezzle.com/leadership-and-governance.

When assessing candidates for board membership, the Remuneration and Nomination Committee considers a wide range of factors, including directors’ leadership experience, financial expertise and industry knowledge. In addition, the Committee generally believes it is important for all Board members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters, and a willingness to represent the long-term interests of all our stockholders. The committee first evaluates the current members of the Board of Directors willing to continue in service as well as the results of periodic Board and committee self-evaluations. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Other than the foregoing, there are no specific, minimum qualifications that the committee believes that a committee-recommended nominee to the Board of Directors must possess, although the committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.

The committee considers diversity as a factor in its evaluation of director candidates. Our Board maintains a diversity policy applicable to all of our employees, executives and directors that establishes the responsibility to consider appropriate and measurable (as applicable) diversity objectives, to assess regularly the overall effectiveness of the objectives and to review annually the progress in achieving the diversity objectives. This policy does not intend to set specific diversity goals with respect to the composition of our Board, but provides a mechanism for our company to evaluate diversity more broadly. A copy of the Diversity Policy is available on the corporate governance section of our website at https://investors.sezzle.com/leadership-and-governance.

The Remuneration and Nomination Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the committee consider a candidate must follow the procedures set forth in our bylaws. Under our bylaws, if a stockholder plans to nominate a person as a director at a meeting, the stockholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not less than 90 nor more than 120 calendar days prior to the date of such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement is made. The committee is not aware of any properly submitted nominees for director elections at the 2022 Annual Meeting.

The Remuneration and Nomination Committee develops, reviews and evaluates the Company’s compensation policies with respect to the following:

•market and peer benchmarking;
•organisational performance generally;
•shareholder sentiment;
•financial capacity;
•work load and performance;
•ensuring the incentives for non-independent directors do not conflict with their obligations to bring an independent judgement to matters before the Board; and
•any other relevant matters.

The committee reviews and makes recommendations to the Board for compensation programs applicable to non-executive directors, executive directors, executives and other employees. The items upon which the committee may make recommendations include base pay, incentive payments, equity awards, retirement plans and similar benefits, service contracts, termination benefits and short term incentive programs. The committee may delegate its authority to one or more subcommittees or to one member of the committee. Even where the committee does not delegate authority, our executive officers will typically make recommendations to the committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans, but will not be present during voting or deliberations on their own compensation. Our principal executive officer consults with the committee when determining compensation for our senior leadership team, and has overall responsibility for compensation of our other employees.

The committee has the authority to engage independent advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The committee periodically engages an outside consultant to advise on compensation-related matters. In 2021, the Remuneration and Nomination Committee retained Willis Towers Watson to consult on certain aspects of the Company's LTIP, and to provide benchmarking research for similarly situated peer companies in the areas of non-executive director compensation, and compensation with respect to our executive directors, executives and other employees. This consultant provided no other services to the Company in fiscal year 2021.

The Remuneration and Nomination Committee of the Board of Directors consists of: Paul Lahiff (chair), Chairman; Michael Cutter; Kathleen Pierce-Gilmore; and Paul Purcell.

Audit & Risk Committee

Our Audit & Risk Committee charter is available on our website at https://investors.sezzle.com/leadership-and-governance.

In connection with the Audit and Risk Committee’s responsibilities set forth in its charter, the Audit and Risk Committee has:

•Reviewed and discussed the audited financial statements for the year ended December 31, 2021 with management and Baker Tilly US, LLP, the Company’s independent auditors;
•Discussed with Baker Tilly US, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC; and
•Received the written disclosures and the letter from Baker Tilly US, LLP required by the applicable requirements of the PCAOB regarding Baker Tilly US, LLP’s communications with the Audit and Risk Committee concerning independence, and has discussed with Baker Tilly US, LLP its independence.

The Audit and Risk Committee also considered, as it determined appropriate, tax matters and other areas of financial reporting and the audit process over which the Audit and Risk Committee has oversight.

Based on the Audit and Risk Committee’s review and discussions described above, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The Audit and Risk Committee of the Board of Directors consists of: Paul Lahiff (chair), Chairman; Michael Cutter; Kathleen Pierce-Gilmore; and Paul Purcell.
Other Corporate Governance Practices and Policies
Director Attendance
The Board met 13 times during the year ended December 31, 2021. The Audit & Risk Committee met 5 times during the year ended December 31, 2021. The Remuneration & Nomination Committee met 6 times during the year ended December 31, 2021. During 2021, each member of the Board and respective Committee attended at least 90% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee. As Mr. Youakim and Mr. Paradis are not members of either of the Board committees, their attendance at meetings of the Audit & Risk Committee and the Remuneration & Nomination Committee was as observers at the invitation of the respective Committee.

Directors are encouraged to attend the annual meeting of stockholders absent unusual circumstances. The 2022 Annual Meeting will be our first annual meeting of stockholders as a public company.

Stockholder Communications

Stockholders and other interested parties may communicate with our Board by sending a letter addressed to the Board to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, or via the Investor Relations email address provided on our website. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various constituencies, including stockholders, on behalf of the Company. Directors may participate in discussions with stockholders and other constituencies on issues where Board-level involvement is appropriate. In addition, the Board is kept informed by Company management of the Company’s stockholder engagement efforts.

Anti-Hedging Policy

Our securities trading policy prohibits our directors, officers, employees and consultants from engaging in (a) short-term trading; (b) hedging transactions; and (c) short-selling. Further, margin loans are prohibited without consent of the Board chair (or, in the case of the Board chair, of the Board).

SCHEDULE ONE – GLOSSARY

Capitalised terms used in the Notice, Proxy Statement and Explanatory Notes have the following meanings unless the context otherwise requires:

ASX	ASX Limited ABN 98 008 624 691 or the securities market operated by it, as the context requires.
Board	board of Directors of the Company.
By-laws	the amended and restated by-laws of the Company
CDI	a CHESS Depositary Interest, representing a beneficial interest in one share of Common Stock.
CDI Voting Instruction Form	the form that a CDI holder must submit that instructs CDN on how to vote the Common Stock underlying the CDIs, a template of which accompanies this Notice.
CDN	CHESS Depositary Nominees Pty Limited ACN 071 346 506
Chairman	chairman of the Meeting.
Common Stock	the common stock of the Company
Company or Sezzle	Sezzle Inc. ARBN 633 327 358.
Corporations Act	Corporations Act 2001 (Cth).
Delaware General Corporation Law	Title 8, Chapter 1 of the Delaware Code.
Director	director of the Company.
Equity Securities	has the meaning given to that term in the Listing Rules.
Explanatory Notes	the explanatory notes that accompany this Notice.
Item	an item of business of the Meeting, as contained in this Notice.
Listing Rule	the listing rules of the ASX.
Meeting or AGM	the Company’s annual meeting of stockholders, the subject of the Notice.
Notice	this notice of Meeting, including the Proxy Statement and the Explanatory Notes.
Proxy Statement	the proxy statement included in this Notice.
Record Date	Friday, April 22, 2022 at 7:30pm (US Central Daylight Time) [Saturday, April 23, 2022 at 10:30am (Australian Eastern Standard Time)]
Securities Act	the US Securities Act of 1933.
Stockholder	a holder of Common Stock, including as Stockholder of Record or as the beneficial holder as a Street Name Holder or CDI holder.

Share Registry	Computershare Investor Services Pty Limited ACN 078 279 277.
Stockholder of Record	a person who directly holds the Common Stock of the Company. For CDI holders, the Stockholder of Record is CDN.
Street Name Holder	a person who holds Common Stock of the Company in an account at a brokerage firm, bank, broker-dealer, trust, custodian or similar organisation.
Trading Day
means a day determined by ASX to be a trading day and notified to market participants being:
(a)a day other than:
(i)a Saturday, Sunday, New Year’s Day, Good Friday, Easter Monday, Christmas Day, Boxing Day; and
(ii)any other day which ASX declares and publishes is not a trading day; and
(b)notwithstanding (a), a day which for the purposes of settlement, ASX declares is a trading day notwithstanding that dealings between market participants are suspended on that day.

sezzle

ARBN 633 327 358

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

SZL

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Sezzle Inc. Annual Meeting

MAKE YOUR VOTE COUNT

To lodge your vote, access the Notice of Meeting and other meeting documentation visit www.investorvote.com.au and use the below information:

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com

For your proxy appointment to be effective it must be received by 10:30am (AEST) on Thursday 26 May 2022 or 7:30pm (US Central Daylight Time) on Wednesday 25 May 2022.

ATTENDING THE MEETING VIRTUALLY

As a beneficial owner, you are invited to attend the annual meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs and/or ask questions in person at the virtual annual meeting at https://meetnow.global/MZ474MF

You will not have the ability to submit questions real-time via the virtual meeting website but you can visit our online voting site at www.investorvote.com.au and submit a question before 10:30am (AEST) on Thursday, 26 May 2022 or 7:30pm (US Central Daylight Time) on Wednesday, 25 May 2022.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000001

sezzle

ARBN 633 327 358

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

SZL

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **10:30am (AEST)** on **Thursday, 26 May 2022** or **7:30pm (US Central Daylight Time)** on **Wednesday, 25 May 2022.**

CDI Voting Instruction Form

How to Vote on Items of Business

Each CHESS Depositary Interest is equivalent to one share of Company Common Stock, so that every 1 (one) CDI registered in your name at Friday, 22 April 2022 at 7:00pm (AEST) entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form:

XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000002

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

Please mark box A **OR** B

I/We being a holder of CHESS Depositary Interests of Sezzle Inc. (the Company), hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to:

A ☐ vote on my/our behalf with respect to the Items of Business below in the manner instructed in Step 2 below.

OR

B ☐ appoint the Chairman of the Meeting **OR** ________________

to attend, speak and vote the shares underlying my/our holding at the Annual Meeting of Sezzle Inc. to be held on Tuesday, May 31, 2022 at 7:30pm (US Central Daylight Time) / Wednesday, June 1, 2022 at 10:30am (AEST) and at any adjournment or postponement of that meeting. Where no direction is given, the proxy may vote as they see fit.

Step 2 Items of Business

Please Note: If you mark the ABSTAIN box for an Item, you are directing CHESS Depository Nominees Pty Ltd or its appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

The Board of Directors recommends you vote FOR Items 2, 3, 4, 5, 6 and 7

The Board of Directors recommends you vote FOR Items 8 and 9

The Board of Directors recommends you vote 3 YEARS on Item 10

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Item 10	Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	☐	☐	☐	☐

286987_01_V1

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

Mobile Number	Email Address

SZL 286988A

Computershare

ARBN 633 327 358

SZL

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Return your information:

Online:
www.investorcentre.com/contact

By Mail:
Computershare Investor Services Pty Limited
GPO Box 2975 Melbourne
Victoria 3001 Australia

Enquiries:
(within Australia) 1300 850 505
(international) +61 3 9415 4000

Securityholder Reference Number (SRN)

I 9999999999 I ND

For your security keep your SRN/HIN confidential.

Electronic Communication Request

Use a black pen. Print in CAPITAL letters inside the grey areas. A B C 1 2 3

Where a choice is required, mark the box with an 'X' X

By electing to receive shareholder communications from the Company by email, you will help us help the environment and reduce costs.

We are required to mail shareholder reports and other shareholder communications to you each year, unless you tell us otherwise. If you would prefer not to receive annual reports and other shareholder communications by mail, please complete this form and return it in the reply paid envelope provided.

Your shareholding will not be affected if you take up this option and, please remember, you can view annual and interim reports on-line at the Company's website.

☐ Please send me all shareholder communications, (e.g. Proxy Form, Dividend Advice and Holding Statement) by email at the following address.

@

If you have any questions, please contact the Company's share registry using the details at the top of this form.

EE812

This Document is printed on National Carbon Offset Standard Jet Mail Carbon Neutral paper

SZL 09EE

SZL

Samples/000001/000003/i12

How to complete this form

Electronic Communications

Help us help the environment. We now offer shareholders electronic access to the Company's reports and statements via their email address. This facility promotes quick and efficient access to company reports and communications.

Important Considerations

- Accessing communications by email requires that you have access to the internet, which may result in charges to you from your internet service provider and/or telephone company.
- You will need to maintain your email address for this service to operate.
- You may cancel your email election at any time or specifically request a copy by mail of any material that is provided by email.

EE812

SZL

Please return the completed form to:

Computershare Investor Services Pty Limited
GPO Box 2975
Melbourne VIC 3001
Australia

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 29, 2022 at 8:30 P.M., EST

Online
Go to **www.investorvote.com/SEZZ** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SEZZ

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Sezzle Inc 2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in accordance with their recommendations in the Notice of Stockholder Meeting and FOR Proposals 2, 3, 4, 5, 6 and 7 with each Director abstaining from making a recommendation in relation to his or her own re-election and FOR Proposals 8 and 9 and Three Years for Proposal 10.

+

1. Election of Directors:

	For	Withhold
02 - Re-Election of Charlie Youakim	☐	☐
03 - Re-Election of Paul Victor-Paradis	☐	☐
04 - Re-Election of Kathleen Pierce-Gilmore	☐	☐
05 - Re-Election of Paul Purcell	☐	☐
06 - Re-Election of Paul Alan Latiff	☐	☐
07 - Re-Election of Michael Cutter	☐	☐

	For	Against	Abstain
8. Ratification of Independent Accounting Firm Selection	☐	☐	☐
9. Advisory Vote on Executive Compensation	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
10. Advisory Vote on the Frequency of Advisory Votes on Executive Compensation	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 5 4 1 6 9 0

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

03N1NB

2022 Annual Meeting Admission Ticket

2022 Annual Meeting of Sezzle Inc. Shareholders

Wednesday June 1, 2022 at 10.30 a.m. Australian Eastern Standard Time / Tuesday May 31, 2022 at 7.30 p.m. US Central Daylight Time by webcast at meetnow.global/MZ474MF

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/SEZZ

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SEZZ

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sezzle Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 1, 2022

The Chairman is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Sezzle Inc., or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of Directors and FOR items 2, 3, 4, 5, 6 and 7 with each Director abstaining from making a recommendation in relation to his or her own re-election and FOR items 8 and 9 and Three Years for item 10.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.